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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -----------------


Date of Report (Date of earliest event reported): March 8, 2000



                             U.S. Interactive, Inc.
               (Exact name of issuer as specified in its charter)



            Delaware                     0-26923                23-3316696
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)



                           2012 Renaissance Boulevard
                       King of Prussia, Pennsylvania 19406
              (Address of principal executive offices and zip code)


                                 (610) 313-9700
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets.

         On March 8, 2000, U.S. Interactive, Inc. (the "Company"), through its wholly-owned subsidiary, U.S. Interactive Corp. (Delaware), a Delaware corporation ("USI Corp."), acquired Soft Plus, Inc., a California corporation ("Soft Plus"), by means of a forward triangular merger (the "Merger") pursuant to a certain Merger Agreement (the "Merger Agreement"). USI Corp. (formerly known as Soft Plus) is an e-solutions provider whose main office is located in Cupertino, California.

         In connection with the Merger, the Company paid to the Soft Plus shareholders: (i) 3,391,106 unregistered shares of its common stock (the "Shares"), (ii) $20 million in cash, and (iii) an unsecured $80 million note due to the former shareholders of Soft Plus. In addition, the Company assumed the stock options which were outstanding under Soft Plus' stock option plans, which became options to purchase a total of 1,408,866 shares of our common stock. The Shares were issued pursuant to exemptions from registration available under the Securities Act of 1933, as amended (the "Securities Act"). The price the Company paid to the Soft Plus shareholders was determined through an arms' length negotiation between the parties to the Merger. Michael M. Carter, the Company's Senior Vice President and Chief Marketing Officer, previously held options to purchase 50,000 shares of common stock of Soft Plus, which he received as compensation for his service on the Soft Plus advisory board, which options were converted into options to purchase a total of 18,658 shares of the Company's common stock upon completion of the Merger.

         The amount of principal which the Company must pay under the $80 million note will be reduced under certain circumstances relating to (i) the Company's rights to be indemnified by the principal shareholders of Soft Plus under the Merger Agreement, (ii) the results of certain audits being performed after the closing of the Merger, and (iii) certain costs incurred by Soft Plus in the Merger above agreed levels. The $80 million note is due and payable on the earlier of one year from the closing date of the Merger or the closing of a public offering of the Company's common stock. The Company intends to pay the $80 million note in full with a portion of the proceeds of a public offering of the Company's common stock which is the subject of a pending registration statement on Form S-1 (No. 333-32224), which was filed with the Securities and Exchange Commission (the "Commission") on March 10, 2000.

         To secure any of the Company's potential claims against the former principal shareholders of Soft Plus under the Merger Agreement, the Company placed in escrow for one year a total of 717,972 of the Shares issued in the Merger. These 717,972 shares of common stock will be released from the escrow to satisfy any valid indemnification claims the Company makes during the one-year period following March 8, 2000, the closing date of the Merger.

         The Company is holding an additional 127,013 of the Shares issued in the Merger. These 127,013 shares of common stock were exchanged in the Merger for shares of Soft Plus common stock that had been acquired by a total of 12 persons under restricted stock purchase agreements. These shares continue to be subject to a right of repurchase upon termination of employment or engagement by the Company of these former Soft Plus shareholders. The Company's right to repurchase a portion of these shares lapses on a monthly basis over periods ranging from 30 to 36 months commencing on March 8, 2000.



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         At the closing of the Merger, the President and CEO of Soft Plus, Mohan
Uttarwar, entered into an employment agreement with the Company under which he is now employed as the President of the Company's subsidiary, USI Corp. Mr. Uttarwar was also appointed to fill the unexpired term of the vacant seat on the Company's board of directors, which term ends on the date of the 2001 annual meeting of stockholders. In addition, each of the other principal shareholders of Soft Plus has also become employed by the Company and has entered into a Non-Disclosure, Assignment of Developments, Non-Solicitation and Non-Competition Agreement with the Company that, among other things, prohibits each principal shareholder from competing with the Company for one year following termination of his employment with the Company, or for a period of two years from March 8, 2000, the date the Merger closed, whichever date is later.

         Former shareholders of Soft Plus holding a total of approximately 2,880,351 unregistered shares of the Company's common stock which they received in the Merger signed an agreement requiring them to hold their shares for up to two years, with the restriction to lapse with respect to 25% of the shares every six months beginning on a date six months following the closing of the Merger. The Company agreed to register for resale up to 25% of the shares of its stock which are subject to the lock-up restrictions when it is eligible to register shares of its common stock with the Commission for resale under the Securities Act on Form S-3. In addition, The Company granted the following registration rights pursuant to a registration rights agreement with respect to the shares of its common stock issued in the Merger: (i) shareholders who signed a lock-up agreement and who were not employed by or directors of Soft Plus within 30 days of the closing date of the Merger (or controlled by an individual not a director or employed by Soft Plus within 30 days prior to such date) have been given the right to participate (subject to underwriters' cutback) in the public offering of the Company's common stock which is the subject of a registration statement on Form S-1 (No. 333-32224), with respect to up to 30% of their shares (approximately 120,000 of these shares are currently eligible to be registered); and (ii) all shareholders have been granted limited rights to participate in a second firmly underwritten public offering, if any, by the Company of its common stock within 24 months following closing of the Merger for not more than 35% of the shares of the Company's common stock owned by them on the date of the filing of the registration statement. (The right of some of the former principal shareholders of Soft Plus to participate in the offering is limited to not more than 15% of the shares owned by them on the date of the filing of the registration statement.) Approximately 690,227 of these shares are currently eligible to be registered.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired.

         Audited Consolidated Balance Sheets of Soft Plus, Inc. as of December 31, 1998 and 1999, and audited Consolidated Statements of Operations, Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows of Soft Plus, Inc. for the fiscal years ended December 31, 1997, 1998 and 1999. *

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         (b) Pro Forma Financial Information.

         Unaudited Pro Forma Combined Balance Sheet of the Company and Soft Plus, Inc. as of December 31, 1999 and Unaudited Pro Forma Combined Statement of Operations of the Company and Soft Plus, Inc. for the fiscal year ended December 31, 1999. *
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         * Incorporated by reference to the Financial Statements to the
Company's Registration Statement on Form S-1 (No. 333-32224).


         (c) Exhibits.


Exhibit Number             Description
--------------             -----------

     2.1 Agreement and Plan of Merger dated February 1, 2000 (incorporated by reference to Exhibit 10.17a to the Company's Registration Statement on Form S-1 (No. 333-32224))

     2.2 Non-Negotiable $80 Million Note dated March 8, 2000 (incorporated by reference to Exhibit 10.17b to the Company's Registration Statement on Form S-1 (No. 333-32224)) **

     2.3 Escrow Agreement dated March 8, 2000 (incorporated by reference to Exhibit 10.17d to the Company's Registration Statement on Form S-1 (No. 333-32224)) **

     2.4 Lock-up and Market-out Agreement dated March 8, 2000 (incorporated by reference to Exhibit 10.17e to the Company's Registration Statement on Form S-1 (No. 333-32224)) **

       4 Registration Rights Agreement dated March 8, 2000 (incorporated by reference to Exhibit 10.17c to the Company's Registration Statement on Form S-1 (No. 333-32224)) **

      23                 Consent of KPMG LLP, independent public accountants

----------------

        ** Entered into pursuant to the Agreement and Plan of Merger filed as
Exhibit 2.1.



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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in King of Prussia, Upper Merion Township, Commonwealth of Pennsylvania, on the 23rd day of March, 2000.


                                                     U.S. INTERACTIVE, INC.


                                                   By: /s/ Philip L. Calamia
                                                      --------------------------
                                                       Philip L. Calamia
                                                       Senior Vice President and
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number           Description
--------------           -----------

     2.1 Agreement and Plan of Merger dated February 1, 2000 (incorporated by reference to Exhibit 10.17a to the Company's Registration Statement on Form S-1
                         (No. 333-32224))

     2.2 Non-Negotiable $80 Million Note dated March 8, 2000 (incorporated by reference to Exhibit 10.17b to the Company's Registration Statement on Form S-1 (No. 333-32224)) **

     2.3 Escrow Agreement dated March 8, 2000 (incorporated by reference to Exhibit 10.17d to the Company's Registration Statement on Form S-1 (No. 333-32224)) **

     2.4 Lock-up and Market-out Agreement dated March 8, 2000 (incorporated by reference to Exhibit 10.17e to the Company's Registration Statement on Form S-1 (No. 333-32224)) **

       4 Registration Rights Agreement dated March 8, 2000 (incorporated by reference to Exhibit 10.17c to the Company's Registration Statement on Form S-1 (No. 333-32224)) **

     23                  Consent of KPMG LLP, independent public accountants

--------------

        ** Entered into pursuant to the Agreement and Plan of Merger filed as
Exhibit 2.1.



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                                                                      Exhibit 23


                         Consent of Independent Auditors



The Board of Directors
Soft Plus, Inc.:

We consent to the incorporation by reference in the Form 8-K, dated March 8, 2000, of U.S. Interactive, Inc. of our report dated February 11, 2000, except as to Note 7(d), which is as of March 1, 2000, with respect to the consolidated balance sheets of Soft Plus, Inc. and subsidiaries as of December 31, 1998 and 1999, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1999, which report appears in the registration statement (No. 333-32224) on Form S-1 of U.S. Interactive, Inc.


KPMG LLP

Mountain View, California
March 22, 2000